UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Floor 3
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2025, Adicet Bio, Inc., a Delaware corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the three proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on April 29, 2025. The final voting results are set forth below.

Proposal 1 - Election of Class I Director Nominees

The stockholders of the Company elected Chen Schor and Katie Peng as Class I directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2028 and until their successors have been duly elected and qualified or until their earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class I directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Chen Schor	32,378,740	7,565,794	18,904,681
Katie Peng	32,959,183	6,985,351	18,904,681

Proposal 2 – Non-Binding Advisory Vote on Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
31,207,255	8,621,676	115,603	18,904,681

Proposal 3 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
58,526,922	31,442	290,851	N/A

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADICET BIO, INC.

Date: June 13, 2025	By:	/s/ Nick Harvey
	Name:	Nick Harvey
	Title:	Chief Financial Officer